SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 14, 2004
                                                         ----------------



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Maryland                      001-15511                 95-4580642
 ----------------------------        ---------------        --------------------
 (State or other jurisdiction       (Commission File           (IRS Employer
  of incorporation)                    Number)              Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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Item 4.  Changes in Registrant's Certifying Accountant.

(a)(1) On January 14, 2004, PYR Energy Corporation's (the "Company's") independent auditors, Wheeler Wasoff, P.C. ("WWPC"), were dismissed because WWPC could no longer serve as the Company's independent auditors due to audit partner rotation requirements. This decision was approved by the Audit Committee of the Board of Directors of the Company.

     WWPC's reports on the Company's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between the Company and WWPC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of WWPC, would have caused WWPC to make reference in connection with its report to the subject matter of the disagreement.

(2) On January 14, 2004, the Audit Committee of the Board engaged HEIN + ASSOCIATES LLP ("HEIN") as the Company's new independent auditors. The Company has not, during its two most recent fiscal years and any subsequent interim periods prior to engaging HEIN, consulted with HEIN regarding:

     (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided by HEIN which was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, or an event otherwise required to be reported pursuant to Item 304(a)(1)(iv).

(3) The Company has provided WWPC with a copy of the disclosures contained herein, and WWPC has issued a letter addressed to the Securities and Exchange Commission stating whether WWPC agrees with the statements contained in this Form 8-K. A copy of WWPC's letter is attached as Exhibit 16.1 to this Form 8-K.






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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.
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(c)      Exhibits
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         Exhibit No.            Description
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         16.1                   Letter from Wheeler Wasoff, P.C.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PYR ENERGY CORPORATION



                          By: /s/ D. Scott Singdahlsen
                              --------------------------------------------------
                                  D. Scott Singdahlsen, Chief Executive Officer


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